For the Fund’s Prospectus or SAI, visit www.thornburg.com/download

Thornburg Small/Mid Cap Growth FundSummary Prospectus

February 1, 2021	Class R3: THCRX | Class R4: TCGRX | Class R5: THGRX

Before you invest, you may want to review the Fund’s Prospectus and Statement of Additional Information (SAI), which contain more information about the Fund and its risks. You can find the Fund’s Prospectus, SAI and other information about the Fund online at www.thornburg.com/download. You can also get this information at no cost by calling 800.847.0200 or by sending an e-mail request to info@thornburg.com. The current Prospectus and SAI, dated February 1, 2021, are incorporated by reference into this Summary Prospectus.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically by going to thornburg.com/edelivery.

You may elect to receive all future reports in paper free of charge. You can inform the Fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by calling 800.847.0200 or your financial intermediary directly. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Investment Goal

The Fund seeks long-term growth of capital by investing in equity securities selected for their growth potential.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees

(fees paid directly from your investment)

	Class R3	Class R4	Class R5
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	none	none	none
Maximum Deferred Sales Charge (Load) (as a percentage of redemption proceeds or original purchase price, whichever is lower)	none	none	none

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Class R3	Class R4	Class R5
Management Fees	0.86%	0.86%	0.86%
Distribution and Service (12b-1) Fees	0.50%	0.25%	none
Other Expenses	0.35%	0.89%	0.40%
Total Annual Fund Operating Expenses	1.71%	2.00%	1.26%
Fee Waiver/Expense Reimbursement(1)	(0.36)%	(0.75)%	(0.42)%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement	1.35%	1.25%	0.84%

(1)Thornburg Investment Management, Inc. (“Thornburg”) has contractually agreed to waive fees and reimburse expenses incurred by the Fund so that actual Class R3, Class R4 and Class R5 expenses (excluding taxes, interest expenses, 12b-1 distribution and service fees, acquired fund fees and expenses, brokerage commissions, borrowing costs, expenses relating to short sales, and extraordinary expenses such as litigation costs) do not exceed 1.35%, 1.25%, and 0.84%, respectively. The agreement to waive fees and reimburse expenses may be terminated by the Fund’s Trustees at any time, but may not be terminated by Thornburg before February 1, 2022, unless Thornburg ceases to be the investment advisor of the Fund prior to that date. Thornburg may recoup amounts waived or reimbursed during the Fund’s fiscal year if actual expenses fall below the expense cap during that same fiscal year.

Thornburg Small/Mid Cap Growth Fund SUMMARY PROSPECTUS February 1, 2021

For the Fund’s Prospectus or SAI, visit www.thornburg.com/download

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, dividends and distributions are reinvested, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions (and giving effect to fee waivers and expense reimbursements in the first year), your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class R3 Shares	$137	$504	$894	$1,989
Class R4 Shares	$127	$555	$1,008	$2,267
Class R5 Shares	$86	$358	$651	$1,486

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over”) its portfolio. A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 43.82% of the average value of its portfolio.

Principal Investment Strategies

Under normal conditions, the Fund invests at least 80% of its net assets in small- and mid-capitalization companies. The Fund currently defines small- and mid-capitalization companies to be those within the market capitalization range comprised by the Russell 2500 Growth Index – Total Return. As of November 30, 2020, the market capitalization range of the Russell 2500 Growth Index – Total Return was approximately $33 million to $26 billion. The market capitalization range of the Russell 2500 Growth Index – Total Return changes over time and, as a result, the capitalization range of companies in which the Fund invests will also change. The Fund may change the definition of what constitutes “small- and mid-capitalization companies” without advance notice to shareholders.

The Fund expects to invest primarily in domestic common stocks. However, the Fund may own foreign common stocks which, in the opinion of the Fund’s investment advisor, Thornburg Investment Management, Inc. (“Thornburg”), offer prospects for meeting the Fund’s investment goal.

The Fund seeks to invest in a diversified portfolio of companies the Fund categorizes as consistent earners, growth industry leaders, and emerging franchises, as described in more detail below. The relative proportions of securities invested in each of those categories will vary over time.

Thornburg primarily takes a bottom-up, fundamental view in determining the attractiveness of individual securities and in making investment decisions. Among the specific factors considered by Thornburg in identifying securities for inclusion in the Fund are:

•earnings growth potential

•durable business model

•industry growth potential

•innovation driving the potential to disrupt entrenched competitors

•intrinsic value appreciation potential

•potential size of addressable market

•management strength

•leverage

•return on invested capital

•valuation metrics, including: price/earnings (“PE”) ratio; enterprise value/revenue ratio; PE/growth rate ratio, enterprise value/EBITDA (earnings before interest, taxes, depreciation and amortization) ratio; and free cash flow yield.

The Fund categorizes its equity investments in the following three categories:

Consistent Earners: Companies which generally exhibit predictable growth and profitability, and consistent cash flow.

Growth Industry Leaders: Companies in this category often are in leadership positions in growing markets. These companies may operate in niche markets with large or dominant share.

Emerging Franchises: Companies with the potential to grow at high rate due to an emerging product or service that is establishing a new market and/or taking share from existing participants.

Inclusion of any investment in any of the three described categories represents the opinion of the advisor concerning the characteristics and prospects of the investment. There is no assurance that any company selected for investment will, once categorized in one of the three described investment categories, continue to have the positive characteristics or fulfill the expectations that the advisor had for the company when it was selected for investment, and any such company may not grow or may decline in earnings and size.

The Fund selects foreign securities issued by companies domiciled in countries whose currencies are freely convertible into U.S. dollars, or in companies in other countries whose business is conducted primarily in U.S. dollars.

The Fund may sell an investment if Thornburg has identified a better investment opportunity, in response to changes in the conditions or business of the investment’s issuer or changes in overall market conditions, if Thornburg has a target price for the investment and that target price has been achieved, or if, in Thornburg’s opinion, the investment no longer serves to achieve the Fund’s investment goals.

The Fund’s policy of investing at least 80% of its assets in small- and mid-capitalization companies may be changed by the Fund’s Trustees without a shareholder vote upon 60 days’ notice to shareholders.

SUMMARY PROSPECTUS February 1, 2021 Thornburg Small/Mid Cap Growth Fund

For the Fund’s Prospectus or SAI, visit www.thornburg.com/download

Principal Investment Risks

An investment in the Fund is not a deposit in any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. Accordingly, the loss of money is a risk of investing in the Fund. The value of the Fund’s shares varies from day to day and over time, and when you sell your shares they may be worth less than what you paid for them. The following is a summary of the principal risks of investing in the Fund.

Management Risk – The Fund is an actively managed portfolio, and the value of the Fund may be reduced if Thornburg pursues unsuccessful investments or fails to correctly identify risks affecting the broad economy or specific issuers in which the Fund invests.

Market and Economic Risk – The value of the Fund’s investments may decline and its share value may be reduced due to changes in general economic and market conditions. The value of a security may change in response to developments affecting entire economies, markets or industries, including changes in interest rates, political and legal developments, and general market volatility.

Equity Risk – The value of the Fund’s equity investments may fluctuate significantly over time in response to factors affecting individual issuers, particular industries, or the market as a whole. Additionally, common stock ranks below preferred stock and debt securities in claims for dividends and for assets of a company in a liquidation or bankruptcy.

Risks Affecting Specific Issuers – The value of a security may decline in response to developments affecting the specific issuer of the security, even if the overall industry or economy is unaffected. These developments may include a variety of factors, including but not limited to management issues or other corporate disruption, a decline in revenues or profitability, an increase in costs, or an adverse effect on the issuer’s competitive position.

Small and Mid-Cap Company Risk – Investments in small-capitalization companies and mid-capitalization companies may involve additional risks, which may be relatively higher with smaller companies. These additional risks may result from limited product lines, earlier stages of development and lack of well-established businesses, more limited access to markets and financial resources, greater vulnerability to competition and market risks and fluctuations, lack of management depth, increased volatility in share price, and possible difficulties in valuing or selling these investments. Relative to the stocks of large capitalization companies, the stocks of small- and mid-capitalization companies may be thinly traded and sales may result in higher transaction costs. Also, small- and mid-capitalization companies may perform poorly during times of economic stress.

Foreign Investment Risk – Investments in securities of foreign issuers may involve risks including adverse fluctuations in currency exchange rates, political instability, confiscations, taxes or restrictions on currency exchange, difficulty in selling foreign investments, and reduced legal protection.

Liquidity Risk – Due to a lack of demand in the marketplace or other factors, the Fund may not be able to sell some or all of its investments promptly, or may only be able to sell investments at less than desired prices.

Additional information about Fund investments, investment strategies, and risks of investing in the Fund appears beginning on page 61 of the Prospectus.

Past Performance of the Fund

The following information provides some indication of the risks of investing in the Small/Mid Cap Growth Fund by showing how the Fund’s investment results vary from year to year. The bar chart shows how the annual total returns for Class R3 shares vary in each full year shown. The average annual total return figures compare Class R3, Class R4 and Class R5 share performance to the Russell 2500 Growth Index—Total Return, a broad measure of market performance. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. The performance information shown below is as of the calendar year ended December 31, 2020. Updated performance information may be obtained on the Thornburg website at www.thornburg.com or by calling 1-800-847-0200.

The Russell 2500 Growth Index—Total Return replaced the Russell 3000 Total Return Growth Index on December 18, 2020. This change was approved by the Fund’s Trustees because the new index more closely aligns to the Fund’s investment strategies. Information on both indexes will be shown for at least a one-year transition period. In the future, however, only the Russell 2500 Growth Index—Total Return will be shown.

Annual Total Returns – Class R3 Shares

	Total Returns	Quarter ended
Highest Quarterly Results	30.91%	6-30-20
Lowest Quarterly Results	(18.72)%	9-30-11

Thornburg Small/Mid Cap Growth Fund SUMMARY PROSPECTUS February 1, 2021

For the Fund’s Prospectus or SAI, visit www.thornburg.com/download

2/1/21
TH2253

Average Annual Total Returns

(periods ended 12-31-19)

Class R3 Shares	1 Year	5 Years	10 Years
Return Before Taxes	41.38%	16.41%	14.41%
Return After Taxes on Distributions	38.98%	15.51%	13.97%
Return After Taxes on Distributions and Sale of Fund Shares	25.58%	13.08%	12.10%
Russell 2500 Growth Index—Total Return (reflects no deduction for fees, expenses, or taxes)	40.47%	18.68%	15.00%
Russell 3000 Growth Total Return (reflects no deduction for fees, expenses, or taxes)	38.26%	20.67%	16.93%

Class R4 Shares	1 Year	5 Years	10 Years
Return Before Taxes	41.54%	16.53%	14.53%
Russell 2500 Growth Index—Total Return (reflects no deduction for fees, expenses, or taxes)	40.47%	18.68%	15.00%
Russell 3000 Growth Total Return (reflects no deduction for fees, expenses, or taxes)	38.26%	20.67%	16.93%

Class R5 Shares	1 Year	5 Years	10 Years
Return Before Taxes	42.09%	17.01%	15.00%
Russell 2500 Growth Index—Total Return (reflects no deduction for fees, expenses, or taxes)	40.47%	18.68%	15.00%
Russell 3000 Growth Total Return (reflects no deduction for fees, expenses, or taxes)	38.26%	20.67%	16.93%

After-tax returns are calculated using the highest historical individual federal marginal income tax rates, and do not reflect state or local income taxes. Actual after-tax returns depend on an investor’s own tax situation and may differ from the returns shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The after-tax returns shown relate only to Class R3 shares, and after-tax returns for other share classes will vary.

Management

Investment Advisor: Thornburg Investment Management, Inc.

Portfolio Manager:

Steven Klopukh, cfa, a managing director of Thornburg, has been one of the persons jointly and primarily responsible for management of the Fund since 2020.

Tim McCarthy, cfa, a managing director of Thornburg, has been one of the persons jointly and primarily responsible for management of the Fund since 2020.

Purchase and Sale of Fund Shares

Employer-sponsored retirement plans wishing to make shares of the Fund available to plan participants should contact a financial intermediary authorized to sell shares of the Funds. As a participant in an employer-sponsored retirement plan that makes Fund shares available, you may add shares to your account by contacting your plan administrator. Although the Funds do not currently impose any investment minimums on the purchase of shares through an employer-sponsored retirement plan, the plan itself may establish such minimums. Contact your plan administrator for more information.

Please contact your retirement plan administrator if you wish to sell your shares. Your plan administrator will conduct the transaction for you, or provide you with the means to conduct the transaction yourself.

Tax Information

Fund distributions to qualified retirement plan accounts, and transactions in Fund shares by those accounts, are not generally subject to current federal income tax under existing federal law. Please see “Taxes” on page 82 of the Prospectus for additional information. Purchasers are cautioned to seek the advice of their own advisors about the tax consequences of contributions to plan accounts and distributions from plan accounts.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of a Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, its investment advisor and/or its distributor may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.